                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)       November 10, 2000


                           MAGNA ENTERTAINMENT CORP.
--------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                      Delaware, United States of America
--------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)


      000-30578                                        98-0208374
--------------------------------------------------------------------------------
(Commission File Number                    (I.R.S. Employer Identification No.)


   2001 Wilshire Boulevard, Suite 400, Santa Monica, California, USA   90403
--------------------------------------------------------------------------------
             (Address of Principal Executive Offices)                (Zip Code)


                                (310) 829-9907
--------------------------------------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


                                NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former Name or Former Address, if changed Since Last Report)


ITEM 5.     OTHER EVENTS

     On November 10, 2000, the Corporation issued a press release in which the Corporation announced its financial results for the nine month period ended September 30, 2000 and the resignation of David Mitchell as Executive Vice-President and Chief Financial Officer and the appointment of Graham J. Orr as Executive Vice-President and Chief Financial Officer.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 1 Copy of Registrant's press release dated November 10, 2000 is attached as Exhibit 1.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        MAGNA ENTERTAINMENT CORP.
                                              (Registrant)

Date: November 10, 2000                 by:   /s/ Graham J. Orr
                                           -------------------------------------
                                           Graham J. Orr
                                           Executive Vice-President and
                                           Chief Financial Officer

                                       3
                                                                       EXHIBIT 1
MAGNA ENTERTAINMENT CORP.

                                                  2001 Wilshire Blvd. Suite 400
                                                  Santa Monica, CA 90403

                                                  Tel:  (310) 829-9907
                                                  Fax:  (310) 453-1885


                                 PRESS RELEASE

                           MAGNA ENTERTAINMENT CORP.
                    ANNOUNCES RESULTS FOR THE THIRD QUARTER


November 10, 2000, Santa Monica, California......Magna Entertainment Corp.
("MEC") (NASDAQ: MIEC; TSE: MIE.A, MEH) today reported its financial results for the third quarter and nine months ended September 30, 2000.

-------------------------------------------------------------------------------------------------------------
                                                      Third Quarter Ended/(1)/        Nine Months Ended/(1)/
                                                          September 30,                   September 30,
                                                        2000              1999           2000          1999
                                                        ----              ----           ----          ----
  Revenue                                             $ 39,590          $ 10,419      $ 174,160      $ 71,121

  Earnings (Loss) Before Interest, Taxes,
  Depreciation and Amortization                       $ (4,063)         $ (6,346)     $  31,503      $ 12,333

  Net Income (Loss)                                   $ (5,110)         $ (5,090)     $   9,622      $  3,000

  Diluted earnings (loss) per share                   $  (0.06)         $  (0.06)     $    0.12      $   0.04
-------------------------------------------------------------------------------------------------------------

(1) All amounts are reported in thousands of U.S. dollars, except per share figures.

The Company's horse racetrack business is seasonal in nature. Generally, the Company's horse racetrack revenues are greater in the first and second quarters of the calendar year than in the third and fourth quarters because the Company's premier racetracks, Santa Anita Park, Golden Gate Fields and Gulfstream Park run live meets principally during the first half of the calendar year. This seasonality can be expected to cause significant quarterly fluctuations in revenue, earnings and diluted earnings per share.

Revenue, net of purses, for the nine months ended September 30, 2000 was $174.2 million, earnings before interest, taxes, depreciation and amortization were $31.5 million, net income was $9.6 million and diluted earnings per share were $0.12. Revenue, net of purses, for the third quarter ended September 30, 2000 was $39.6 million, the loss before interest, taxes, depreciation and amortization was $4.1 million, net loss was $5.1 million and diluted loss per share was $0.06.

The financial results for third quarter 2000 reflect the full quarter's live racing and simulcast operations for all of the Company's racetracks. The financial results for third quarter 1999 reflect only the operations of Santa Anita Park racetrack for the full three months and Gulfstream Park racetrack for the month of September 1999, as they were the only racetracks owned by the Company during this comparative reporting period. For the nine months ended September 30, 1999 the financial results reflect nine months' operations of Santa Anita Park and one months' operations for Gulfstream Park, as they were the only tracks owned by the Company during that reporting period.

During the third quarter of 2000, cash used for operations, before changes in non-cash working capital, was $5.8 million. Total investment activities provided net cash of $10.8 million, including $16.8 million of proceeds on the disposition of real estate partially offset by fixed asset additions of $5.5 million. Also, during the third quarter, bank indebtedness of $4.7 million was repaid.

The Company also announced the expansion of its executive management team. Graham J. Orr was appointed as Executive Vice-President and Chief Financial Officer at a meeting of the Company's Board of Directors today, following the Board's acceptance of the resignation of Mr. David Mitchell from these positions. Mr. Orr was formerly the Executive Vice-President, Corporate Development of Magna International Inc., the Company's controlling shareholder, where he directed the corporate development, treasury/insurance and investor relations functions for the last eight years. Previous to that he held a number of senior financial positions within Magna including Executive Vice-President and Chief Financial Officer of Decoma International and was a partner for eight years at KPMG, one of the world's leading providers of assurance, tax, legal, consulting and financial advisory services.

During the remainder of the fiscal year, management will continue to focus its attention on best practices and synergies at the property level to lay the foundation for long-term improvements in track operating results. In the short term, the Company anticipates the impact of new tax legislation in Florida equalizing the pari-mutuel tax structure for all racetracks will improve operating performance.

The Company's previously announced real estate disposition program continues on target with $16.8 million in proceeds during the quarter and $25.0 million year to date. In total, the Company's real estate sales generated gains of $3.7 million and $6.1 million in the third quarter and first nine months, respectively. Furthermore, the Company has entered into property sales agreements providing anticipated proceeds of approximately $11.0 million in the fourth quarter.

The Company, one of the largest operators of premier horse racetracks in the United States, acquires, develops and operates horse racetracks and related pari-mutuel wagering operations. These racetracks, which include Santa Anita Park and Golden Gate Fields in California, Gulfstream Park in Florida, Remington Park in Oklahoma, Thistledown in Ohio and Great Lakes Downs in Michigan accounted for approximately 23% of the amounts wagered on pari-mutuel racing in the United States in 1999. In addition, the previously announced acquisition of Bay Meadows, in California is expected to close in the fourth quarter. As a complement to its horse racetrack business, the Company is exploring the development of media sports wagering operations, including telephone account, interactive television and Internet-based wagering, as well as certain leisure and retail-based real estate projects.

The Company will hold a conference call to discuss the third quarter results on Monday, November 13, 2000 at 12:00 noon New York time (E.S.T.). The number to use for this call is 1-800-416-4607. Please call 10 minutes prior to the conference call. The overseas number to call is 1-415-908-4740. The conference call will be chaired by Mark B. Feldman, President and Chief Executive Officer, and Graham Orr, Executive Vice-President and Chief Financial Officer. For further information, please contact Graham Orr at (310) 315-5125.

This press release contains various "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). The Act provides certain "safe harbor" provisions for forward-looking statements. All forward-looking statements made in this press release are made pursuant to the Act. The reader is cautioned that these statements represent our judgment concerning the future and are subject to risks and uncertainties that could cause our actual operating results and financial condition to differ materially. Forward-looking statements are typically identified by the use of terms such as "may," "will," "expect," "anticipate," "estimate," and similar words, although some forward-looking statements are expressed differently. Although we believe that the expectations reflected in such forward-looking statements are reasonable we can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from our expectations include, but are not limited to: the impact of competition from operators of other racetracks and from other forms of gaming (including from Internet and on-line wagering); a substantial change in law or regulations affecting our gaming activities; a substantial change in allocation of live racing days; our continued ability to effectively compete for the country's top horses and trainers necessary to field high-quality horse racing; our continued ability to complete expansion projects designed to generate new revenues and attract new patrons; our ability to sell some of our real estate when we need to or at a price we want; the impact of inclement weather; and our ability to integrate recent racetrack acquisitions.

MAGNA ENTERTAINMENT CORP.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
---------------------------------------------------------------------------------------------------------------
[Unaudited]
[United States dollars in thousands,
except per share figures]
---------------------------------------------------------------------------------------------------------------
                                                Three months ended                  Nine months ended

                                            September 30,     September 30,     September 30,     September 30,
                                                     2000              1999              2000              1999
---------------------------------------------------------------------------------------------------------------
Revenue
Racetrack
  Wagering, net of purses                           9,882             1,890            96,852            40,156
  Non-wagering                                      8,092             2,866            38,424            18,798
Real estate
  Sale of real estate                              16,766                 -            25,035                 -
  Rental and other                                  4,850             5,663            13,849            12,167
---------------------------------------------------------------------------------------------------------------
                                                   39,590            10,419           174,160            71,121
---------------------------------------------------------------------------------------------------------------
Costs and expenses
Racetrack
  Operating costs                                  21,077             8,711            97,021            42,299
  General and administrative                        3,942             1,855            11,019             3,778
Real estate
  Cost of real estate sold                         13,070                 -            18,984                 -
  Operating costs                                   4,490             5,111            11,650            11,197
  General and administrative                          253               873               721             1,299
Predevelopment and other costs                        821               215             3,262               215
Depreciation and amortization                       4,792             1,642            14,744             4,676
Interest expense                                      584               550             1,950             1,259
Interest income                                      (755)             (935)           (2,156)             (995)
---------------------------------------------------------------------------------------------------------------
                                                   48,274            18,022           157,195            63,728
---------------------------------------------------------------------------------------------------------------
(Loss) income before income taxes                  (8,684)           (7,603)           16,965             7,393
Income tax (benefit) provision                     (3,574)           (2,513)            7,343             4,393
---------------------------------------------------------------------------------------------------------------
Net (loss) income                                  (5,110)           (5,090)            9,622             3,000
Other comprehensive loss (income):
  Foreign currency translation adjustment           7,413            (3,414)           13,742             3,908
---------------------------------------------------------------------------------------------------------------
Comprehensive loss                                (12,523)           (1,676)           (4,120)             (908)
===============================================================================================================

(Loss) earnings per share of Class A
Subordinate Voting Stock, Class B Stock
or Exchangeable Share:
      Basic                                      $  (0.06)          $ (0.06)         $   0.12          $   0.04
      Diluted                                    $  (0.06)          $ (0.06)         $   0.12          $   0.04
===============================================================================================================

Average number of shares of Class A
Subordinate Voting Stock, Class B Stock
and Exchangeable Shares [in thousands]:
      Basic                                        80,466            78,535            80,407            78,535
      Diluted                                      80,466            78,535            80,411            78,535
=================================================================================================================

MAGNA ENTERTAINMENT CORP.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
------------------------------------------------------------------------------------------------------------------------------
[Unaudited]
[United States dollars in thousands]
------------------------------------------------------------------------------------------------------------------------------
                                                        Three months ended                        Nine months ended

                                                  September 30,        September 30,        September 30,        September 30,
                                                           2000                 1999                 2000                 1999
------------------------------------------------------------------------------------------------------------------------------
Cash provided from (used for):

OPERATING ACTIVITIES
Net income                                               (5,110)              (5,090)               9,622                3,000
Items not involving current cash flows                     (660)               1,669                6,642                5,393
------------------------------------------------------------------------------------------------------------------------------
                                                         (5,770)              (3,421)              16,264                8,393
Changes in non-cash working capital                      (3,056)               3,293              (29,007)              (7,149)
------------------------------------------------------------------------------------------------------------------------------
    Net cash provided from (used for)
    Operating Activities                                 (8,826)                (128)             (12,743)               1,244
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES
Acquisition of business                                       -              (81,204)              (1,770)             (87,579)
Real estate property and fixed asset additions           (5,539)             (27,442)             (14,306)             (34,600)
Proceeds on sale of real estate                          16,766                    -               25,035                    -
Proceeds (cost) on real estate sold to Magna                  -                    -                6,147                    -
Other assets disposals (additions)                         (397)                   -                1,352                    -
------------------------------------------------------------------------------------------------------------------------------
    Net cash provided from (used for)
    Investing Activities                                 10,830             (108,646)              16,458             (122,179)
------------------------------------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES
Increase (decrease) in bank indebtedness                 (4,703)                (442)              (6,759)              (2,489)
Increase of (repayment of) long-term debt                   125               (3,094)              (6,642)              (3,198)
Issue of Class A Subordinate Stock                            -                    -                1,846                    -
Contributed capital, net of tax                               -                    -                1,352                    -
Decrease in note payable to Magna                             -             (135,968)                   -             (111,622)
Net contribution by Magna                                     -              256,414                    -              244,294
------------------------------------------------------------------------------------------------------------------------------
    Net cash provided from (used for)
    Financing Activities                                 (4,578)             116,910              (10,203)             126,985
------------------------------------------------------------------------------------------------------------------------------
Effect of exchange rate changes on cash
   and cash equivalents                                    (527)                  (2)                (582)                  (9)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash
   equivalents during the period                         (3,101)               8,134               (7,070)               6,041
Cash and cash equivalents, beginning of
   period                                                46,691               15,410               50,660               17,503
------------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents, end of period                 43,590               23,544               43,590               23,544
==============================================================================================================================

                                       8

MAGNA ENTERTAINMENT CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
----------------------------------------------------------------------------------------------------------------------
[Unaudited]
[United States dollars in thousands]
----------------------------------------------------------------------------------------------------------------------
                                                                                     September 30,        December 31,
                                                                                          2000                1999
----------------------------------------------------------------------------------------------------------------------
                                                              ASSETS
----------------------------------------------------------------------------------------------------------------------
Current assets:
   Cash and cash equivalents                                                              43,590                50,660
   Restricted cash                                                                         6,600                 7,752
   Accounts receivable                                                                    26,118                25,887
   Prepaid expenses and other                                                              3,926                 3,931
----------------------------------------------------------------------------------------------------------------------
                                                                                          80,234                88,230
----------------------------------------------------------------------------------------------------------------------
Real estate properties and fixed assets, net                                             538,171               564,789
----------------------------------------------------------------------------------------------------------------------
Other assets, net                                                                         96,529               100,967
----------------------------------------------------------------------------------------------------------------------
Deferred income taxes                                                                      6,176                 6,367
----------------------------------------------------------------------------------------------------------------------
                                                                                         721,110               760,353
======================================================================================================================
                                               LIABILITIES AND SHAREHOLDERS' EQUITY
----------------------------------------------------------------------------------------------------------------------
Current liabilities:
   Bank indebtedness                                                                          93                 7,259
   Accounts payable and other liabilities                                                 38,675                66,151
   Income taxes payable                                                                    9,031                 7,554
   Long-term debt due within one year                                                     12,833                19,119
----------------------------------------------------------------------------------------------------------------------
                                                                                          60,632               100,083
----------------------------------------------------------------------------------------------------------------------
Long-term debt                                                                            23,664                19,506
----------------------------------------------------------------------------------------------------------------------
Other long-term liabilities                                                                  412                   494
----------------------------------------------------------------------------------------------------------------------
Deferred income taxes                                                                     90,237                93,183
----------------------------------------------------------------------------------------------------------------------
Shareholders' equity:
Capital stock issued and outstanding -
   Class A Subordinated Voting Stock                                                     100,299                11,500
   Exchangeable Shares                                                                    58,408               110,000
   Class B Stock                                                                         394,094               429,455
Contributed surplus                                                                        1,352                     -
Retained earnings (deficit)                                                                7,191                (2,431)
Accumulated comprehensive loss                                                           (15,179)               (1,437)
----------------------------------------------------------------------------------------------------------------------
                                                                                         546,165               547,087
----------------------------------------------------------------------------------------------------------------------
                                                                                         721,110               760,353
======================================================================================================================